                                                                      Exhibit 1



                                               FORM OF UNDERWRITING AGREEMENT



                           Chadwick's of Boston, Ltd.

                                9,260,000 Shares1
                                  Common Stock
                                ($0.01 par value)

                             Underwriting Agreement


                                                           New York, New York
                                                               July ___, 1996

Salomon Brothers Inc
Goldman, Sachs & Co.
  As Representatives of the several Underwriters,
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048


Ladies and Gentlemen:

          The TJX Companies, Inc., a Delaware corporation (the "Selling Stockholder"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 9,260,000 shares of Common Stock, $0.01 par value ("Common Stock"), of Chadwick's of Boston, Ltd., a Delaware Corporation (the "Company"), (said shares to be sold by the Selling Stockholder being hereinafter called the "Underwritten Securities"). The Selling Stockholder also proposes to grant to the Underwriters an option to purchase up to 1,389,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

          1. REPRESENTATIONS AND WARRANTIES. (a) The Company and the Selling Stockholder jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this paragraph (a) of this Section 1. Certain terms used in this Agreement are defined in paragraph (a)(iii) of this Section 1.


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1   Plus an option to purchase from The TJX Companies, Inc. up to 1,389,000 additional shares to cover over-allotments.

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          (i) The Company has filed with the Securities and Exchange Commission
     (the "Commission") a registration statement (file number 333-4427) on Form S-1, including a related preliminary prospectus, for the registration under the Securities Act of 1933, as amended (the "Securities Act") of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company and the Selling Stockholder have advised you, prior to the Execution Time, will be included or made therein.

          (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company and the Selling Stockholder make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto

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     became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (i) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Securities Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          (iv) Each of the Company and Chadwick's, Inc., a Massachusetts corporation and CDM Corp., a Nevada corporation (individually a "Subsidiary" and collectively, the "Subsidiaries"), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns material properties or conducts material business, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business, operations or business prospects of the Company and the Subsidiaries, taken as a whole.

          (v) All the outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of each of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances.

          (vi) The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement; and this Agreement has been duly authorized, executed and delivered by the Company.


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          (vii) The Company's authorized capitalization is as set forth under the caption "Capitalization" in the Prospectus; all of the shares of Common Stock (including the Securities to be sold by the Selling Stockholder) have been duly and validly authorized, and, when issued and delivered to and paid for by the Selling Stockholder pursuant to the Transfer Agreement of even date herewith (the "Transfer Agreement") between the Selling Stockholder, the Company and Chadwick's, Inc., will be fully paid and nonassessable and conform to the description thereof contained in the Prospectus.

          (viii) The Securities have been duly listed and admitted for trading, subject to evidence of satisfactory distribution, on the New York Stock Exchange.

          (ix) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated in this Agreement and the Transaction Agreements listed on Schedule II hereto (the "Transaction Agreements"), except such as have been obtained under the Securities Act and such as may be required under the blue sky or other securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

          (x) Neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in this Agreement or in the Transaction Agreements, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument to which the Company or any of the Subsidiaries is a party or bound (except, as to transactions set forth in the Transaction Agreements, where such breach, violation or default would not have not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business, operations or business prospects of the Company and the Subsidiaries, taken as a whole) or any judgment, order or decree applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries.

          (xi) Neither the Company nor any of the Subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, other than any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business, operations or business prospects of the Company and the Subsidiaries, taken as a whole.


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          (xii) Neither the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development that would reasonably be expected to cause a prospective material adverse change, in or affecting the condition, financial or otherwise, or on the earnings, business, operations or business prospects of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, and (b) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (xiii) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of the Subsidiaries is a party or to which any of the properties of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (xiv) Each of the Company and the Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business, operations or business prospects of the Company and the Subsidiaries, taken as a whole. Except as set forth in the Prospectus, neither the Company nor any of the Subsidiaries has received any notice that any federal or state authorities intend to modify, suspend or revoke any such consents, authorizations, approvals, orders, certificates or permits or that such authorities or any other governmental agencies are conducting any material investigation of the Company or any subsidiary or related parties other than in the ordinary course of administrative review. The Company and the Subsidiaries own, or are licensed or otherwise have sufficient right to use, all material trademarks or trade names used in the conduct of their business as described in the Prospectus. No material claims have been asserted against the Company or any of the Subsidiaries by any person to the use of any trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. To the knowledge of the Company and the Selling Shareholder, the use, in connection with the business and operations of the Company


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     and the Subsidiaries, of their trademarks and trade names does not infringe on the rights of any person, other than infringements which, singly or in the aggregate, would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business, operations or business prospects of the Company and the Subsidiaries, taken as a whole.

          (xv) Each of the Company and the Subsidiaries has title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all liens, charges, encumbrances or restrictions except such as (i) are referred to in the Prospectus, (ii) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, or (iii) were incurred in the ordinary course of business and are not, singly or in the aggregate, material to the condition, financial or otherwise, or on the earnings, business, operations or business prospects of the Company and the Subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases (except as the enforceability thereof may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and the effect of general principles of equity) with such exceptions as are not material, singly or in the aggregate, and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries, in each case except as described in or contemplated by the Prospectus.

          (xvi) Coopers & Lybrand, who have certified certain financial statements and supporting schedules of the Company, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

          (xvii) (A) The financial statements with respect to the Company (other than the financial statements described in clause (B)) included in the Registration Statement and the Prospectus present fairly the financial position of the Company as at the respective dates indicated; all said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                 (B) The pro forma financial statements and other pro forma financial information included in the Registration Statement and Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been compiled on the pro forma basis described therein; and, in the opinion of each of the Company and Selling Stockholder, the assumptions used in the preparation thereof are in all material respects reasonable and the adjustments used therein are appropriate in all material respects to give effect to the transaction or circumstances referred to therein.


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          (xviii) The Company and the Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, licensor approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business, operations or business prospects of the Company and the Subsidiaries, taken as a whole.

          (xix) No material labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company or Selling Stockholder is imminent; and neither the Company nor the Selling Stockholder is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that might reasonably be expected to result in any material adverse effect on the condition, financial or otherwise, or the earnings, business, operations or business prospects of the Company and the Subsidiaries, taken as a whole.

          (xx) There are no holders of securities (debt or equity) of the Company or any of the Subsidiaries, or holders of rights, options, or warrants to obtain securities of the Company or any of the Subsidiaries, other than the Selling Stockholder who have the right to have securities held by them registered by the Company under the Securities Act in connection with the offering of the Securities and there are no holders of debt securities of the Company or any of the Subsidiaries, or holders of rights, options or warrants to obtain debt securities of the Company or any of the Subsidiaries, who have the right to have debt securities held by them registered by the Company under the Securities Act.

          (b) The Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

          (i) The Selling Stockholder has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement; and this Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

          (ii) When the Securities are issued and delivered to, and paid for by, the Selling Stockholder pursuant to the Transfer Agreement, the Selling Stockholder will be the lawful owner of the Securities to be sold by the Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein,

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     the Selling Stockholder will convey good and marketable title to such
     Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

          (iii) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and has not effected any sales of any of securities of the Company which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

          (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions contemplated in this Agreement and the Transaction Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

          (v) Neither the sale of the Securities by such Selling Stockholder, nor the consummation of any other of the transactions contemplated in this Agreement or in the Transaction Agreements nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Selling Stockholder or the terms of any indenture or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder or any of its subsidiaries.

          (vi) Neither the issuance, sale or delivery of the Securities nor the application of the proceeds thereof by the Selling Stockholder as set forth in the Prospectus will violate Regulations G, T, U, or X of the Boards of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

          2. PURCHASE AND SALE. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price per share set forth in Schedule I hereto, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 1,389,000 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the


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Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Selling Stockholder setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by the Selling Stockholder and payment therefor to the Selling Stockholder, shall be made as provided in
Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

          3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on July __, 1996, or such later date (not later than ____, 1996) as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Selling Stockholder or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Stockholder by certified or official bank check or checks or by wire transfer to an account designated in writing by the Selling Stockholder, payable in same day funds. Delivery of the Underwritten Securities and the Option Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for such Securities shall be made at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

          The Company and the Selling Stockholder agree to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 3:00 PM on the business day prior to the Closing Date.

          The Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from the Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

          If the option provided for in Section 2(b) hereof is exercised after the first business day prior to the Closing Date, the Selling Stockholder will deliver (at the expense of the Selling Stockholder) to the Representatives, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, on the date specified by the Representatives (which shall


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be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Selling Stockholder by certified or official bank check or checks payable in same day funds. If settlement for the Option Securities occurs after the Closing Date, the Selling Stockholder will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

          4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          5. AGREEMENTS. (a) The Company and the Selling Stockholder jointly and severally agree with the several Underwriters that:

          (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus, unless a copy has been furnished to you for your review prior to the filing; and the Company agrees that it will not file any proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective,
     (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

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          (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or the rules thereunder, the Company promptly will
     (A) prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (B) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

          (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and the Subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Selling Stockholder will pay the expenses of printing or other production of all documents relating to the offering.

          (v) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject itself to service of process in suits, other than those arising out of the offering or sale of the Securities, or subject itself to taxation, in any jurisdiction where it is not now so subject. The Selling Stockholder will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

          (vi) The Company will not, for a period of 180 days following the Execution Time, without the prior written consent of the Representatives, offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, or register, cause to be registered or announce the registration or intended registration of any shares of Common Stock (other than the Securities) or any stock option or other security or agreement convertible into, or exchangeable for, shares of Common Stock; PROVIDED, HOWEVER, that the Company may issue and sell Common Stock pursuant to any employee or director equity incentive plan , stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time.

          (vii) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, AN ACT RELATING TO DISCLOSURE OF DOING BUSINESS WITH CUBA, and the Company further agrees that it will comply with all of the provisions of such act until the completion of the offering contemplated by the Prospectus.

          (b) The Selling Stockholder agrees with the several Underwriters that the Selling Stockholder will not, for a period of 180 days following the Execution Time, without the prior written consent of the Representatives, offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, or (except to the extent set forth in the Prospectus) announce the offering of, or exercise any registration rights with respect to, or register, cause to be registered or announce the registration or intended registration of any shares of Common Stock (other than the Securities) beneficially owned by the Selling Stockholder, or any stock option or other security beneficially owned by the Selling Stockholder convertible into, or exchangeable for, any shares of Common Stock.

          6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM, New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM, New York City time, on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of Nutter, McClennen & Fish, LLP, Boston, Massachusetts, counsel for the Company, dated the Closing Date, to the effect that:

          (i) each of the Company and the Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and to conduct its business as described in the Prospectus, and the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the Commonwealth of Massachusetts, and Chadwick's Inc. is duly qualified to do business as a foreign corporation and is in good standing under the laws of the States of New York and New Hampshire;

          (ii) all the outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of each of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

          (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities are duly listed and admitted for trading, subject to evidence of satisfactory distribution, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or, to the knowledge of such counsel, other rights to subscribe for the Securities;

          (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements in the Prospectus under the headings "Shares Eligible for Future Sale" and "Description of the Capital Stock" fairly summarize the matters therein described;

          (v) the Registration Statement has become effective under the Securities Act; any required filing of the Prospectus, and of any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and schedules contained therein as to which no opinion need be expressed) comply as to form in all material respects with the applicable requirements of the Securities Act and the rules thereunder;

          (vi) this Agreement has been duly authorized, executed and delivered by the Company;

          (vii) the Transfer Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid, binding and enforceable agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity);

          (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement or in the Transaction Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky or other securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

          (ix) neither the issue and sale of the Securities, nor the consummation of any of the transactions contemplated in this Agreement or in the Transaction Agreements nor the fulfillment of the terms hereof or thereof, will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of the Subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries;

          (x) to the knowledge of such counsel, no holders of securities of the Company other than the Selling Stockholder have rights to the registration of such securities under the Registration Statement; and

          (xi) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Massachusetts, the United States or the corporate laws of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          In addition to such opinion set forth above, such counsel shall state that during the course of the preparation of the Registration Statement and the Prospectus, no facts have come to the attention of such counsel which has caused them to believe that the Registration Statement, at the Effective Date, (except for the financial statements and schedules contained therein as to which no opinion need be expressed) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for the financial statements and schedules contained therein as to which no opinion need be expressed) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to such statement, counsel shall state that although such counsel did not undertake to determine independently the accuracy, completeness and fairness of the statements contained in the Registration Statement or the Prospectus and takes no responsibility therefor (except to the extent set forth in clause (iv) above), such counsel did participate in discussions and meetings with officers and other representatives of the Company in connection with the preparation of the Registration Statement and the Prospectus, and it is on the basis of the foregoing (relying as to certain factual matters on the information provided to such counsel and not on independent investigation) that such counsel is making such statement.

          (c) The Selling Stockholder shall have furnished to the Representatives the opinion of Ropes & Gray, Boston, Massachusetts, counsel for the Selling Stockholder, dated the Closing Date, to the effect that:

          (i) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder

          (ii) the Selling Stockholder has full corporate power and authority to sell, transfer and deliver the Securities to the Underwriters in the manner provided in this Agreement

          (iii) upon registration of the Securities in the names of the Underwriters in the stock records of the Company, and the issuance of new certificates registered in the names of the Underwriters representing such Securities, assuming the Underwriters purchased the Securities in good faith and without notice of any adverse claim, within the meaning of
     Section 8-302 of the Uniform Commercial Code of the State of New York, the Underwriters will have acquired all rights of the Selling Stockholder in the Securities free of any adverse claim (as defined in such section) and the owner of the Securities, if other than such Selling Stockholder, will be precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement;

          (iv) the Transfer Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a legal, valid and binding agreement of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) may be limited by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (v) no consent, approval, authorization or order of any court or governmental agency or body is required for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement or any of the Transaction Agreements that has not been obtained, except such as may be required under the blue sky laws of the various states in connection with the offer and sale of the Securities by the Underwriters (as to which state securities or Blue Sky laws such counsel need state no opinion) or in connection with the review of the underwriting arrangements pursuant to the rules of the National Association of Securities Dealers, Inc.; and

          (vi) neither the sale of the Securities being sold by the Selling Stockholder nor the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement and the Transaction Agreements will violate any provision of applicable law or conflict with, result in a breach or violation of, or constitute a default under the charter or by-laws of the Selling Stockholder or to the best of such counsel's knowledge the terms of any agreement or other instrument and to which the Selling Stockholder or any of its subsidiaries is a party or bound, or, to such counsel's knowledge, after having made due inquiry of the Selling Stockholder but without having investigated any governmental records or court documents, any judgment, order or decree of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries.

          Such opinion shall also state that such counsel has participated in discussions with various representatives of the Selling Stockholder, the Company and Coopers & Lybrand L.L.P., independent public accountants for the Company, in certain of which your representatives and counsel also participated, at which the business and affairs of the Company and the contents of the Registration Statement, the Final Prospectus and any amendment thereof or supplement thereto were discussed; that such counsel also has made inquiries of representatives of the Company and its accountants as to whether there have been any material changes in the affairs of the Company since the date that the Registration Statement became effective; that there is no assurance that all material facts as to the Company and its affairs were disclosed to such counsel or that their familiarity with the Company is such that they have necessarily recognized the materiality of such facts as were disclosed to them, and they have to a large extent relied upon statements of representatives of the Company as to materiality of the facts disclosed to them; and that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus.

          Such opinion shall also state that based upon such counsel's participation in the foregoing discussions, the foregoing inquiries and their examination of the documents referred to above and such other documents as came to their attention as a result of such discussions and inquiries (i) such counsel is of the opinion that the Registration Statement and the Prospectus (except for the financial statements and schedules included therein as to which such counsel need express no opinion) comply as to form in all material respects with the Securities

Act and the applicable rules and regulations of the Commission thereunder; and
(ii) such counsel has no reason to believe that (except for the financial statements and schedules included therein as to which such counsel need express no opinion) the Registration Statement, when it became effective, contained any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that (except for the financial statements and schedules included therein as to which such counsel need express no opinion) the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Massachusetts, the United States or the Delaware General Corporation Law, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholder and of public officials.

          (d) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Representatives a certificate of the Company, signed on the Company's behalf by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

          (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business, properties, operations or business prospects of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (f) The Selling Stockholder shall have furnished to the Representatives a certificate, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Selling Stockholder, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

          (g) At the Execution Time and at the Closing Date, Coopers & Lybrand shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable published rules and regulations thereunder.

          (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and the Subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (i) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company addressed to the Representatives, in which each such person agrees not to offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, or exercise any registration rights with respect to, or register, cause to be registered or announce the registration or intended registration of, any shares of Common Stock beneficially owned by such person or any stock option or other security beneficially owned by such person convertible into, or exchangeable for, shares of Common Stock for a period of 180 days following the Execution Time without the prior written consent of the Representatives, other than (i) the exercise of stock options pursuant to benefit plans described in the Prospectus and (ii) shares of Common Stock disposed of as bona fide gifts.

          (j) The Selling Stockholder shall have made available to the Representatives a copy of an opinion of Ropes & Gray, Boston, Massachusetts, counsel for the Selling

Stockholder, addressed to the Selling Stockholder, relating to certain tax aspects of the transaction contemplated by the Transfer Agreement.

          (k) Prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone or telegraph confirmed in writing.

          7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company and the Selling Stockholder jointly and severally will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of the Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6 hereof, the Selling Stockholder shall reimburse the Company on demand for all amounts so paid.

          8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and the Selling Stockholder jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; and provided further that the Company shall not be liable to any Underwriter and each person, if any, who controls any Underwriter as aforesaid with respect to the Preliminary Prospectus to the extent such loss, claim, damage or liability results from the fact that such Underwriter sold Securities to a person who was not sent or given, prior to or concurrently with written confirmation of such sale, a copy of the Prospectus in each case where such delivery is required by the Securities Act, if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter is caused by such untrue statement or omission that was corrected in such Prospectus. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholder may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, and the Selling Stockholder, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Stockholder each acknowledge that the statements set forth in the last paragraph of the cover page, the paragraph on the bottom of the inside front cover of the Prospectus, and the first, third and eighth paragraphs under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the loss by the indemnifying party of substantial rights or defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel with respect to matters of local law or for the purpose of allowing pro hac vice appearance only) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control person of the Underwriters, such firm shall be designated in writing by Salomon Brothers Inc. In the case of any such firm for the Company, such firm shall be designated in writing by the Company. In the case of any such firm for the Selling Stockholder, such firm shall be designated in writing by the Selling Stockholder. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Stockholder, jointly and severally, and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and by the Underwriters on the other from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Stockholder, jointly and severally, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Stockholder or the Underwriters. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholder or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration

Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's or the Selling Stockholder's common stock shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

          11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered, faxed or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York 10048; or, if sent to the Company, will be mailed, delivered, faxed or telegraphed and confirmed to it at 35 United Drive, West Bridgewater, Massachusetts 02379, Attention: Dan Rao, with a copy to Nutter, McClennen & Fish, LLP, One International Place, Boston, MA 02110-2699, Attention: Constantine Alexander, Esq., or, if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to the Selling Stockholder at 770 Cochituate Road, Framingham, Massachusetts, 01701,
Attention: General Counsel, with a copy to Ropes & Gray, One International Place, Boston, Massachusetts, 02110, Attention: Arthur G. Siler, Esq.

          13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                            Very truly yours,

                                            CHADWICK'S OF BOSTON, LTD.



                                            By: ____________________________
                                            Title:


                                            THE TJX COMPANIES, INC.



                                            By: ____________________________
                                            Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Salomon Brothers Inc
Goldman, Sachs & Co.

By:  SALOMON BROTHERS INC

By: __________________________
          Vice President

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I
                                   ----------

                                                    Number of Shares of
                                                  Underwritten Securities
Underwriter                                           to be Purchased
- -----------                                           ---------------

Salomon Brothers Inc

Goldman, Sachs & Co.

[Name of Underwriter]











                                          Total_________________________


                 _____
Purchase Price: $__.__ per share

                                   SCHEDULE II
                                   -----------

                         List of Transaction Agreements
                         ------------------------------

1. Transfer Agreement between Chadwick's of Boston, Ltd., Chadwick's Inc. and The TJX Companies, Inc.

2. Services Agreement between Chadwick's of Boston, Ltd. and The TJX Companies, Inc.

3. Tax Sharing and Separation Agreement between Chadwick's of Boston, Ltd., Chadwick's Inc. and The TJX Companies, Inc.

4. Registration Rights Agreement between Chadwick's of Boston, Ltd. and The TJX Companies, Inc.

5. Inventory Purchase Agreement between Chadwick's Inc. and The TJX Companies, Inc.

6. Revolving Credit and Term Loan Agreement among Chadwick's of Boston Ltd., Chadwick's Inc., The First National Bank of Boston and The First National Bank of Chicago (for themselves and as agents) and First Chicago Capital Markets, Inc. (as agent)

                                                                      EXHIBIT A
                                                                      ---------



   [Letterhead of Executive Officer or Director of Chadwick's of Boston, Ltd.]

      Chadwick's of Boston, Ltd. -- Initial Public Offering of Common Stock
      ---------------------------------------------------------------------

                                                                July, __ 1996

Salomon Brothers Inc
  as Representative of the several Underwriters
Seven World Trade Center
New York, New York  10048

Dear Sirs:

          This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Chadwick's of Boston, Ltd., a Delaware corporation (the "Company"), a certain Selling Stockholder named therein and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value ("Common Stock"), of the Company.

          In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned agrees not to offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, or exercise any registration rights with respect to, or register, cause to be registered or announce the registration or intended registration of any shares of Common Stock beneficially owned by the undersigned or any stock option or other security beneficially owned by the undersigned convertible into, or exchangeable for, any shares of Common Stock for a period of 180 days following the day on which the Underwriting Agreement is executed without your prior written consent, other than (i) the exercise of stock options pursuant to benefit plans described in the Prospectus (as such term is defined in the Underwriting Agreement) and (ii) shares of Common Stock disposed of as bona fide gifts (provided, that the donee execute an agreement stating that the donee is receiving and holding the shares subject to the provisions of this letter, and there shall be no further transfer of such shares except in accordance with this letter).

          If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.


                            Yours very truly,

                            [Signature of executive officer or director]

                            [Name and address of executive officer or director]



                                      A-1